UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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UNITED AMERICAN HEALTHCARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROXY STATEMENT
Dated November 1, 2013
UNITED AMERICAN HEALTHCARE CORPORATION
303 EAST WACKER DRIVE, SUITE 1200
CHICAGO, ILLINOIS 60601

Dear Shareholder:

We invite you to attend the Annual Meeting of Shareholders of United American Healthcare Corporation (the “Company”). The meeting will be held on Friday, December 13, 2013 at 303 Wacker Dr., Suite 1200, Chicago, Illinois at 10:00 a.m., Central time. During the annual meeting, shareholders will have the opportunity to nominate candidates for election as director and to vote on director nominees and each item of business described in the enclosed notice of the annual meeting and accompanying proxy statement. Please refer to the attached notice and proxy statement for additional information regarding director nominations, each of the proposals and the annual meeting. Your Board of Directors (“Board”) and management look forward to greeting personally those shareholders who are able to attend.

Among other matters, your Board is recommending that shareholders (1) elect the seven director nominees of the Board on the enclosed proxy card and (2) approve a proposal to change our state of incorporation from Michigan to Nevada.

It is important that your shares be represented and voted at the annual meeting, whether or not you plan to attend. You may vote in one of four ways as further described in the accompanying proxy statement and the proxy card: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card; or (4) by casting your vote in person at the annual meeting.

•	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THREE OF THE BOARD’S DIRECTOR NOMINEES FOR TERMS ENDING IN 2015 ON THE ENCLOSED PROXY CARD.

•	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL FOUR OF THE BOARD’S DIRECTOR NOMINEES FOR TERMS ENDING IN 2016 ON THE ENCLOSED PROXY CARD.

•	THE BOARD ALSO RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE A CHANGE IN OUR STATE OF INCORPORATION FROM MICHIGAN TO NEVADA.

•	ADDITIONALLY, THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014.

Please sign, date and return the enclosed proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted.

Sincerely,

/s/ John M. Fife
John M. Fife
Chairman, President and Chief Executive Officer

November 1, 2013

If you have any questions or require any assistance with voting your shares, please contact:

Issuer Direct
Shareholders, Banks, Brokers and Other Nominees Call: (919) 481-4000

UNITED AMERICAN HEALTHCARE CORPORATION
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 13, 2013

To the Shareholders of United American Healthcare Corporation:

Notice is hereby given that the Annual Meeting of Shareholders of United American Healthcare Corporation will be held at 303 Wacker Dr., Suite 1200, Chicago, Illinois at 10:00 a.m., Central time, for the following purposes:

(1)	Proposal 1 – To elect three directors for terms to expire at the 2015 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(2)	Proposal 2 – To elect four directors for terms to expire at the 2016 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(3)	Proposal 3 – To approve a change in our state of incorporation from Michigan to Nevada;

(4)	Proposal 4 – To ratify the appointment of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014; and

(5)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Your Board of Directors recommends a vote FOR the Board’s nominees in Proposal 1, FOR the Board’s nominees in Proposal 2, FOR Proposal 3, and FOR Proposal 4. SHAREHOLDERS MAY NOMINATE DIRECTOR CANDIDATES FOLLOWING THE PROCEDURES (INCLUDING ADVANCE NOTICE TO THE COMPANY) DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.  The accompanying proxy statement contains additional information for your careful review. A copy of the Company’s annual report for fiscal 2013 is also enclosed.

Shareholders of record of the Company’s common stock at the close of business on November 1, 2013 are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Your vote is important. You may vote in one of four ways as further described in the accompanying proxy statement and the proxy card: (1) via the telephone; (2) via the Internet; (3) by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided; or (4) by casting your vote in person at the annual meeting.

By Order of the Board of Directors

/s/ John M. Fife
John M. Fife
Chairman, President and Chief Executive Officer

UNITED AMERICAN HEALTHCARE CORPORATION
303 EAST WACKER DRIVE, SUITE 1200
CHICAGO, ILLINOIS 60601

PROXY STATEMENT
Dated November 1, 2013

ANNUAL MEETING OF SHAREHOLDERS

The Board of Directors (the “Board”) of United American Healthcare Corporation (the “Company”) is soliciting proxies for use at the annual meeting of shareholders of the Company and any adjournment or postponement thereof. The annual meeting will be held at 303 Wacker Dr., Suite 1200, Chicago, Illinois at 10:00 a.m., Central time. The Company expects to first mail these proxy materials on or about November 1, 2013 to shareholders of record of the Company’s common stock (the “common stock”).

All references in this proxy statement to fiscal 2013 or fiscal 2014 mean the Company’s fiscal years ended June 30, 2013 and 2014, respectively.

Shareholders are referred to the Company’s 2013 annual report accompanying this proxy statement for information about beneficial ownership of the Company’s securities, executive compensation, and other matters relevant to this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting of shareholders?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Meeting, including:

(1)	Proposal 1 – To elect three directors for terms to expire at the 2015 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(2)	Proposal 2 – To elect four directors for terms to expire at the 2016 annual meeting of shareholders, or until their respective successors are duly elected and qualified, from among the nominees described in the attached proxy statement and, if properly brought before the meeting, any nominees by shareholders;

(3)	Proposal 3 – To approve a change in our state of incorporation from Michigan to Nevada; and

(4)	Proposal 4 – To ratify the appointment of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014.

In addition, management will report on the performance of the Company and will respond to questions from shareholders. The Company expects that representatives of Bravos & Associates will be present at the annual meeting and will be available to respond to questions. Such representatives will also have an opportunity to make a statement.

What are the Board’s recommendations?

Currently, the Board of Directors (the “Board”) consists of: John M. Fife, who is the Chairman of the Board, President, Chief Executive Officer and largest shareholder of the Company, Karl Fife and Scott Leece, whose terms expire at the 2014 annual meeting; John T. Woolley, who was appointed by the Board to fill the Board seat vacated by Darrel W. Francis, who resigned on January 31, 2012, Tom A. Goss and Emmett S. Moten, Jr., whose terms were set to expire in 2012 but did not, as their respective successors have not yet been duly elected and qualified; and Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks, whose terms expire in 2013.

Seven (7) directors will be elected or re-elected by the Company’s shareholders at the 2013 annual meeting, three (3) directors for terms expiring in 2015 to fill the Board seats currently held by Mr. Woolley, Mr. Goss and Mr. Moten, and four (4) directors for terms expiring in 2016 to fill the Board seats currently held by Mr. Bellucci, Mr. Hall, Mr. Brown, and Mr. Brooks.

The Board has nominated three (3) candidates for election as director for terms expiring at the 2015 annual meeting: John T. Woolley, Tom A. Goss and Emmett S. Moten, Jr.  The Board has also nominated four (4) candidates for election as director for terms expiring at the 2016 annual meeting: Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks.  For biographical information about these director nominees, see the sections below on “Election of Three Directors for Terms Ending in 2015” and “Election of Four Directors for Terms Ending in 2016.”  The Board recommends that the Company’s shareholders vote FOR each of the Board’s seven (7) director nominees.

The Board recommends that shareholders vote as follows:

Proposal 1 — FOR each of the Board’s nominees for election as director for terms to expire at the 2015 annual meeting of shareholders, or until their respective successors are duly elected and qualified, which nominees are John T. Woolley, Tom A. Goss and Emmett S. Moten, Jr.

Proposal 2 — FOR each of the Board’s nominees for election as director for terms to expire at the 2016 annual meeting of shareholders, or until their respective successors are duly elected and qualified, which nominees are Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks.

Proposal 3 — FOR the approval of a change in our state of incorporation from Michigan to Nevada. The reasons for the Board’s recommendation are described below in the section titled “Proposal 3 – Approval of Our Reincorporation from Michigan to Nevada.”

Proposal 4 — FOR the ratification of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014.

Who is entitled to vote?

Only record holders of common stock at the close of business on the record date of November 1, 2013 are entitled to receive notice of the annual meeting and to vote the common stock that they held on the record date. Each outstanding share of common stock is entitled to one vote on each matter to be voted upon at the annual meeting.

For ten days prior to the annual meeting, a complete list of shareholders will be available during regular business hours at the Company’s principal executive office, 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601. The list will also be available at the annual meeting. A shareholder may examine the list for any legally valid purpose related to the annual meeting.

What constitutes a quorum?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding and entitled to vote on the record date will constitute a quorum for all purposes. As of the record date, 18,292,766 shares of common stock were outstanding. Proxies marked with abstentions or withhold votes will be counted as present in determining whether or not there is a quorum.

What is the difference between holding common stock as a shareholder of record and a beneficial owner?

Shareholders of Record. If your common stock is registered directly in your name with the Company’s transfer agent, West Coast Stock Transfer, Inc., you are considered the shareholder of record with respect to such common stock, and these proxy materials (including a proxy card) are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to the Company as set forth on the proxy card, including through the enclosed proxy card, through the Internet or by telephone, or to vote in person at the annual meeting.

Beneficial Owners. Many of the Company’s shareholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your common stock is so held, you are considered the beneficial owner of such common stock, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to such common stock. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote the common stock in person at the annual meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the annual meeting. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote the common stock.

May I vote my shares in person at the annual meeting?

Even if you plan to be present at the meeting, the Company encourages you to vote your common stock prior to the meeting.

You will need to present photo identification, such as a driver’s license, and proof of United American Healthcare Corporation share ownership as of the record date when you arrive at the meeting. If you hold your shares through a bank, broker or other holder of record and you plan to attend the annual meeting, you must present proof of your ownership of United American Healthcare Corporation shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.

Shareholders of Record. If you are a shareholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot in person at the annual meeting.

Beneficial Owners. If you hold your common stock through a broker, bank or other nominee and want to vote such common stock in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such common stock.

Can I vote my shares without attending the annual meeting?

You may vote your shares, without attending the annual meeting, on Proposal 1, Proposal 2, Proposal 3 and Proposal 4 described in this proxy statement, as follows.

By Mail. You may vote by signing, dating and returning the enclosed proxy card or voting instruction card in the postage-paid envelope provided.

By Telephone or through the Internet. You may vote by telephone or through the Internet as indicated on your enclosed proxy card or voting instruction card.

Can I change my vote after I return my proxy card or voting instruction card?

Shareholders of Record. You may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice revoking the proxy or a new proxy that is dated later than the proxy card. You may also change your vote through the Internet, by telephone or by taking action at the annual meeting, as set forth on the proxy card. If you attend the annual meeting, the individuals named as proxy holders in the enclosed proxy card will nevertheless have authority to vote your common stock in accordance with your instructions on the proxy card unless you properly file such revocation notice or new proxy.

Beneficial Owners. If you hold your common stock through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or the Company’s transfer agent. Please sign and deliver, or otherwise vote, each proxy card and voting instruction card that you receive. The Company recommends that you contact such persons to consolidate as many accounts as possible under the same name and address.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

Shareholders of Record. If you return your signed proxy card but do not provide voting instructions on certain matters, your shares will be voted in accordance with the recommendations of the Board on such matters. With respect to any matter not set forth on the proxy card that properly comes before the annual meeting, the proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

Beneficial Owners. If you hold your common stock in street name through a broker, bank or other nominee and do not return, or vote on all the matters set forth on, the voting instruction card, such nominee will determine if it has the discretionary authority to vote your common stock. Under applicable law, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of the Company’s independent registered public accounting firm, but do not have discretion to vote on non-routine matters.

“Broker non-votes” are shares held by a bank, broker or other nominee that are represented at the shareholder meeting, but with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such common stock to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Common stock subject to broker non-votes will be considered present at the meeting for purposes of determining whether there is a quorum but the broker non-votes will not be considered votes cast with respect to such proposals.

We urge you to provide instructions to your broker, bank or other nominee so that your votes may be counted for each item of business at the annual meeting.

What vote is required to approve each item?

Proposal 1 — Election of Directors for Terms Ending in 2015.  The Board has nominated three (3) candidates for election as director for terms expiring at the 2015 annual meeting, or when their respective successors have been duly elected and qualified, as described below in the section titled “Election of Three Directors for Terms Ending in 2015.”  The Board recommends that the Company’s shareholders vote FOR each of these three (3) director nominees for terms expiring in 2015: John T. Woolley, Tom A. Goss and Emmett S. Moten, Jr.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

Proposal 2 — Election of Directors for Terms Ending in 2016.  The Board has nominated four (4) candidates for election as director for terms expiring at the 2016 annual meeting, or when their respective successors have been duly elected and qualified, as described below in the section titled “Election of Four Directors for Terms Ending in 2016.”  The Board recommends that the Company’s shareholders vote FOR each of these four (4) director nominees for terms expiring in 2016: Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

Proposal 3 — Approval of Our Reincorporation from Michigan to Nevada. The affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s common stock is required to change our state of incorporation from Michigan to Nevada.  Abstentions will have the same effect as votes against this proposal.  The reasons for the Board’s recommendation that shareholders vote FOR Proposal 3 are described below in the section titled “Proposal 3 – Approval of Our Reincorporation from Michigan to Nevada.”

Proposal 4 — Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Finance and Audit Committee’s appointment of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote. Although shareholder ratification of the appointment is not required by law and is not binding on the Company, the Finance and Audit Committee will take the appointment under advisement if such appointment is not so ratified. Even if the shareholders ratify the appointment of Bravos & Associates, the Finance and Audit Committee may in its sole discretion terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year, although it has no current intention to do so.

Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, its adoption will generally require the affirmative vote of a majority of the votes cast at the annual meeting.  The Board of Directors does not propose to conduct any business at the annual meeting other than as stated above.

Who will count the votes?

Mr. Robert Sullivan, the Chief Financial Officer and Treasurer of the Company, and Ms. Tina Saxton will tabulate the votes and act as the inspectors of election.

How do I find out the voting results?

Voting results will be announced after they are certified by the inspector of elections and will also be published by the Company in a Current Report on Form 8-K within four business days of the annual meeting.

How can I access the Company’s proxy materials and annual report on Form 10-K?

As a holder of common stock, you should have received a copy of the fiscal 2013 annual report to shareholders (which includes the annual report on Form 10-K, excluding certain exhibits) together with this proxy statement.

The SEC’s website, www.sec.gov, provides access, free of charge, to the Company’s SEC reports as soon as reasonably practicable after the Company electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Company’s Annual Report on Form 10-K for fiscal 2013 will be sent to any shareholder, without charge, upon written request sent to the Company’s executive office: United American Healthcare Corporation, 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601, Attention: Secretary.

The references to the website address of the SEC in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites is not part of this proxy statement.

Whom can I contact if I have questions or need assistance in voting my shares?

Please contact Issuer Direct at (919) 481-4000.

NOMINATION OF DIRECTOR CANDIDATES BY SHAREHOLDERS

Nominations of candidates for election as director may be made by the Company’s shareholders at the annual meeting, in accordance with the procedures required by the Company’s Bylaws.

As stated in Article III, Section 13 of the Company’s Bylaws, any shareholder entitled to vote in the election of directors may nominate one or more candidates for election as director only if a written notice of the shareholder’s intent to make such nomination has been received by the Company’s Secretary no later than the close of business on the tenth (10th) business day following the date on which this definitive proxy statement has been filed.  This notice must state:

•	The name and address of both the nominating shareholder and the director nominee(s);

•	A representation that the nominating shareholder is a holder of record of the Company’s common stock entitled to vote for the election of directors on the date of the notice and intends to appear in person or by proxy at the meeting to nominate the nominee(s) named in the notice;

•	A description of all arrangements and understandings between the nominating shareholder and the director nominee(s) and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made by the shareholder; and

•	Any other information regarding each nominee proposed by the shareholder that would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, if the nominee(s) had been nominated (or intended to be nominated) by the Company’s Board of Directors.

If a person who has been validly designated as a director nominee later becomes unable or unwilling to stand for election to the Company’s Board of Directors, then the nominating shareholder may designate a substitute nominee upon delivery to the Company’s Secretary, not less than ten (10) days before the annual meeting, of a written notice stating the information regarding the substitute nominee that would have been required by Article III, Section 13 of the Company’s Bylaws had the substitute nominee been initially proposed as nominee.  This notice must include a signed consent, of each substitute nominee, to serve as a director of the Company, if elected.

If the chairperson of the annual meeting determines that a nomination of any candidate for election as a director was not made in accordance with the applicable provisions of the Company’s Bylaws, then such nomination will be void.

PROPOSAL 1 — ELECTION OF THREE DIRECTORS FOR TERMS EXPIRING IN 2015

At the annual meeting, seven (7) directors will be elected, three (3) directors for terms expiring at the 2015 annual meeting and four (4) directors for terms expiring at the 2016 annual meeting, or until their respective successors are duly elected and qualified.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

Currently the Board of Directors (the “Board”) consists of: John M. Fife, who is the Chairman of the Board, President, Chief Executive Officer and largest shareholder of the Company, Karl Fife and Scott Leece, whose terms expire at the 2014 annual meeting; John T. Woolley, who was appointed by the Board upon the resignation of Darrel W. Francis, Tom A. Goss and Emmett S. Moten, Jr., whose terms were set to expire in 2012 but did not, as their respective successors have not yet been duly elected and qualified; and Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks, whose terms expire in 2013.

Three (3) of the seven (7) directors that will be elected or re-elected by the Company’s shareholders at the 2013 annual meeting will be elected or re-elected for terms expiring in 2015 to fill the Board seats currently held by Mr. Woolley, Mr. Goss and Mr. Moten.

The Board has nominated three (3) candidates for election as director for terms expiring at the 2015 annual meeting: John T. Woolley, Tom A. Goss and Emmett S. Moten, Jr.  The Board recommends that the Company’s shareholders vote FOR each of the Board’s three (3) director nominees for terms expiring in 2015.

Set forth below is biographical information for the persons nominated for election to the Board for terms expiring in 2015, including information furnished by them as to their principal occupations at present and for the past ten years, certain directorships held by each, their ages as of September 23, 2013, and the year in which each of them became a director of the Company.

Name of Nominee	Age	Position and Office Presently Held with the Company	Director Since
Tom A. Goss	67	Director	2000
Emmett S. Moten, Jr.	69	Director	1988
John T. Woolley	29	Director	2012

Tom A. Goss has served as a director since 2000. He previously served as Chairman from  November 2008 to October 2010 and served as Vice Chairman from November 2001 to November 2008. He has been Chairman of Goss LLC, an insurance agency, since November 2000. He also has been Chairman of The Goss Group, Inc., an insurance products and services company, since November 2000, and earlier was a Partner/Advisor of that company since March 1997. He was Chairman of Goss Steel & Processing LLC, a steel processing center, from April 2003 until 2005, when the company was sold. He served as Director of Athletics for The University of Michigan from September 1997 to April 2000.

Emmett S. Moten, Jr. has served as a director since 1988. Mr. Moten has been the President of Moten Group, a real estate development and consulting firm. From July 1988 to October 1996, he was Vice President of Development for Little Caesar Enterprises, Inc., a national fast food franchise company and the Detroit Tiger's Ball Club. Prior to assuming that position, Mr. Moten was Director of the Community & Economic Development Department of the City of Detroit for almost ten years.

John T. Woolley has served as a director since 2012. Mr. Woolley is a consultant with The Boston Consulting Group in Chicago, Illinois since 2011. Prior to this he was a Director in the Capital Markets Group or NYSE Euronext. Mr. Woolley holds a Bachelors of Arts in Economics and Public Policy and a Masters of Business Administration from Stanford University Graduate School of Business.

PROPOSAL 2 — ELECTION OF FOUR DIRECTORS FOR TERMS EXPIRING IN 2016

At the annual meeting, seven (7) directors will be elected, three (3) directors for terms expiring at the 2015 annual meeting and four (4) directors for terms expiring at the 2016 annual meeting, or until their respective successors are duly elected and qualified.  All elections of directors by stockholders are determined by a vote of a majority of the shares of the Company’s common stock that are present in person or represented by proxy and voting in such elections.

Currently the Board of Directors (the “Board”) consists of: John M. Fife, who is the Chairman of the Board, President, Chief Executive Officer and largest shareholder of the Company, Karl Fife and Scott Leece, whose terms expire at the 2014 annual meeting; John T. Woolley, who was appointed by the Board upon the resignation of Darrel W. Francis, Tom A. Goss and Emmett S. Moten, Jr., whose terms were set to expire in 2012 but did not, as their respective successors have not yet been duly elected and qualified; and Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks, whose terms expire in 2013.

Four (4) of the seven (7) directors that will be elected or re-elected by the Company’s shareholders at the 2013 annual meeting will be elected or re-elected for terms expiring in 2016 to fill the Board seats currently held by Mr. Bellucci, Mr. Hall, Mr. Brown and Mr. Brooks.

The Board has nominated four (4) candidates for election as director for terms expiring at the 2016 annual meeting: Herbert J. Bellucci, Ronald E. Hall, Sr., Richard M. Brown, D.O., and William C. Brooks.  The Board recommends that the Company’s shareholders vote FOR each of the Board’s four (4) director nominees for terms expiring in 2016.

Set forth below is biographical information for the persons nominated for election to the Board for terms expiring in 2016, including information furnished by them as to their principal occupations at present and for the past ten years, certain directorships held by each, their ages as of September 23, 2013, and the year in which each of them became a director of the Company.

Name of Nominee	Age	Position and Office Presently Held with the Company	Director Since
Herbert J. Bellucci	63	President, Secretary and Chief Executive Officer of Pulse Systems, LLC; Director	2010
William C. Brooks	80	Director	1997
Richard M. Brown, D.O.	78	Director	2001
Ronald E. Hall, Sr.	70	Director	2001

Herbert J. Bellucci has served as a director since 2010.  He has served as the President and Chief Executive Officer of Pulse Systems since August 2007 and Secretary of Pulse Systems since August 2010. From August 2005 to July 2007, Mr. Bellucci served as Vice President of Manufacturing and then Vice President of Manufacturing and International of Alphatec Holdings (Nasdaq: ATEC) and its subsidiary Alphatec Spine, Inc., a medical device company that designs, develops, manufactures and markets products for the surgical treatment of spine disorders. From May 2003 to April 2005, he served as Senior Vice President of Operations for Digirad Corporation (Nasdaq: DRAD), a publicly-held developer and manufacturer of solid-state gamma cameras for nuclear cardiology and general nuclear medicine applications. Mr. Bellucci holds a bachelor of science degree in engineering from Brown University and an MBA from Stanford Graduate School of Business.

William C. Brooks has served as a director of the Company since 1997.  He previously served as Chairman of our Board of Directors from January 1998 until November 2008 and as the Company's President and Chief Executive Officer from November 22, 2002 to November 3, 2010. He is currently the Chairman and Chief Executive Officer of BPI Communications, LLC.  He retired as a Vice President of General Motors Corporation, Inc. in 1997. He is a retired Air Force Officer, and was Assistant Secretary of the U.S. Department of Labor from July 1989 to December 1990. He served as a member of the U.S. Social Security Advisory Board from February 1996 to January 1998.

Richard M. Brown, D.O. has served as a director since 2001. Dr. Brown founded Park Medical Centers in 1961. He is a practicing physician and has been President of Park Family Health Care in Detroit, Michigan since 1995. During his career, he has also served as Chief of Staff of the following hospitals in Michigan: Michigan Health Center, Detroit Central Hospital, Botsford General Hospital and Zeiger Osteopathic Hospital. Dr. Brown has been a delegate to the American Osteopathic Association since 1989 and to the Michigan Association of Osteopathic Physicians and Surgeons since 1986. He is a past Board member of the Barbara Ann Karmanos Cancer Institute and the University of Osteopathic Medicine and Health Services in Des Moines, Iowa.

Ronald E. Hall, Sr. has served as a director since 2001.  Mr. Hall has been President, Chief Executive Officer and majority owner of Bridgewater Interiors, LLC in Detroit, Michigan since November 1998. Bridgewater Interiors is a major supplier of seating and overhead systems to the automotive industry. He is also the President/CEO of Renaissance Capital Alliance, an equipment leasing company and he is the Chairman/CEO of New Center Stamping, an automotive service parts stamping facility. From 1992 to October 1998, Mr. Hall served as President of the Michigan Minority Business Development Council, a privately funded, nonprofit, business development organization.

PROPOSAL 3 — APPROVAL OF OUR REINCORPORATION FROM MICHIGAN TO NEVADA

The Board of Directors recommends that the shareholders vote FOR the approval of a change in our state of incorporation from Michigan to Nevada.

Our reincorporation from a Michigan corporation to a Nevada corporation will be effected through the conversion of our company from a Michigan corporation to a Nevada corporation, which we refer to as UAHC Nevada. The conversion will effected through the filing of applicable conversion documents with the officers of the Secretary of State of the State of Michigan and the Secretary of State of the State of Nevada. Upon completion of the conversion, we will be a Nevada corporation, with the same capitalization as our present capitalization. We will continue to operate our business under the name “United American Healthcare Corporation.” In this section, we refer to us before the reincorporation as “the Company” and after the reincorporation as “UAHC Nevada.” In connection with the reincorporation:

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There will be no change in our business, management, employees, headquarters, benefit plans, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation, which we expect to be immaterial).

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The directors and officers of the Company prior to the reincorporation will hold the same positions with UAHC Nevada following the reincorporation, and there will be no substantive change in direct or indirect interests of the current directors or executive officers of the Company.

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Your shares of common stock will automatically be converted into an equivalent number of shares of common stock of UAHC Nevada (“Nevada common stock”). YOU WILL NOT NEED TO EXCHANGE YOUR EXISTING COMMON STOCK CERTIFICATES FOR COMMON STOCK CERTIFICATES OF UAHC NEVADA.

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We will be governed by new articles of incorporation (“Nevada Charter”) under Nevada law, which we will file at or about the time of the reincorporation. The Nevada Charter will be substantially in the form attached as Exhibit A.

•	UAHC Nevada’s bylaws, in the form attached as Exhibit B will be the bylaws of the surviving company after the effective date of the reincorporation.

Upon completion of the reincorporation, the authorized capital stock of UAHC Nevada will consist of 5,000,000 shares of preferred stock and 25,000,000 shares of common stock, no par value. The Company’s common stock is currently traded on the OTCQB Marketplace under the symbol UAHC. The Nevada common stock will be traded on the OTCQB Marketplace immediately after the reincorporation under the same stock symbol.

You will not have to take any action to exchange your stock certificates as a result of the reincorporation. The current certificates representing shares of the Company’s common stock will automatically represent an equal number of shares of Nevada common stock following the reincorporation. New certificates representing shares of Nevada common stock will be available for any stockholder desiring to make an exchange and for all new issuances.

Purposes of Reincorporation

Our reincorporation from Michigan to Nevada by converting from a Michigan to a Nevada corporation will reduce our annual taxes, which we expect will result in significant savings to us over the long term.  Michigan taxes corporate income at a rate of 6%, while Nevada has no corporate income tax.  Neither Michigan nor Nevada has an annual franchise tax for corporations.  Michigan charges fees on corporations for initial and increased authorized shares, but Nevada imposes no taxes on corporate shares.  For example, the fee for increasing the number of authorized shares by 100 million shares would be $9,500 in Michigan, but there would be no fee for this in Nevada.  In addition, Nevada’s annual fees on corporations are nominal.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that for the reasons described below, in general, Nevada law provides greater protection to our directors and the Company than Michigan law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks in general facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Michigan law provides that every person becoming a director of a Michigan corporation consents to the personal jurisdiction of the Michigan courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Michigan, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required of the director in Nevada for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Michigan law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for any action taken, or any failure to take any action, as a director, except liability for: the amount of a financial benefit received by a director to which the director is not entitled; intentional infliction of harm on the corporation or its shareholders; certain illegal distributions to shareholders or improper loans; or an intentional criminal act. By contrast, Nevada law permits a broader exclusion of liability not only for directors, but also for officers, of a corporation, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law. There is currently no known pending claim or litigation against any of the directors. The directors have an interest in the reincorporation to the extent that they will be entitled to such elimination of liability.

Operating as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, UAHC Nevada will be governed by Nevada corporate law, while the Company is presently governed by Michigan law. Nevada law may constitute a comprehensive, flexible legal structure under which to operate. However, there are several differences in the laws of these states. These matters are discussed in greater detail immediately below.

The reincorporation is not being effected to prevent a change in control, nor is it in response to any present attempt known to our board of directors to acquire control of the Company or obtain representation on our board. Nevertheless, certain effects of the proposed reincorporation may be considered to have anti-takeover implications simply by virtue of being subject to Nevada law. For example, in responding to an unsolicited bidder, the Nevada Revised Statutes authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of Michigan and Nevada, see “Significant Differences between Michigan and Nevada Law,” below.

Significant Differences between Michigan and Nevada Law

The rights of the Company’s stockholders and the Company’s articles of incorporation and bylaws are currently governed by Michigan law. The reincorporation shall be effected through the conversion of the Company from a Michigan corporation to a Nevada corporation by the filing of a certificate of conversion with the Secretary of State of the State of Michigan and articles of conversion, along with the Nevada Charter, with the Secretary of State of the State of Nevada. Accordingly, after the effective time of the reincorporation, your rights as a stockholder will be governed by Nevada law and the articles of incorporation and bylaws of UAHC Nevada. The statutory corporate laws of the State of Nevada, as governed by the Nevada Revised Statutes, are similar in many respects to those of Michigan, as governed by the Michigan Business Corporation Act. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the corporation, if the reincorporation is consummated. The following are summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of UAHC Nevada following the reincorporation.

The following discussion is a summary. It does not give you a complete description of the differences that may affect you. You should also refer to the Nevada Revised Statutes, as well as the forms of the articles of incorporation and the bylaws of UAHC Nevada, which are attached as Exhibits A and B, respectively, to this Proxy Statement, and which will come into effect concurrently with the effectiveness of the reincorporation. In this section, we use the term “charter” to describe either the Company’s articles of incorporation under Michigan law or the UAHC Nevada’s articles of incorporation under Nevada law.

General. Nevada has adopted Business Courts (based on the Delaware model) that minimize the time, cost, and risks of commercial litigation by (1) employing early, comprehensive case management, (2) allowing for active judicial participation in settlement, (3) giving priority to hearing settings to avoid business disruption, and (4) providing for predictability of legal decisions in commercial matters. Under local court rules of practice, management of Nevada’s business court docket is the highest case management priority of the presiding judge of the business court docket. Civil actions are assigned to the business court docket if, regardless of the nature of relief sought, the primary subject matter of the action is a dispute concerning the validity, control, operation, or governance of business entities created under Nevada statute, a stockholder derivative action, a dispute concerning a trade-mark or trade name, a claim pursuant to the Nevada Trade Secrets Act, Nevada Securities Act, or Nevada Deceptive Trade Practices Act, a claim involving investment securities, or any other dispute among business entities that would benefit from the enhanced case management of the business court docket.

Removal of Directors. Under Michigan law, the holders of a majority of shares then entitled to vote in an election of directors may remove any one or more directors of a corporation with or without cause, unless the articles of incorporation provide that directors may be removed only for cause, and unless the articles of incorporation require a higher vote for removal for cause.  In addition, a Michigan court may remove a director in a proceeding commenced by either the corporation or its shareholders holding at least 10% of the outstanding shares of any class, if the court finds that the director engaged in fraudulent, illegal or dishonest conduct, or gross abuse of authority or discretion, with respect to the corporation, and removal is in the best interest of the corporation.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Fiduciary Duty and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis, and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements, and other financial data prepared or presented by corporate directors, officers, or employees who are reasonably believed to be reliable and competent. Professional reliance may also be extended to legal counsel, public accountants, advisers, bankers, or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account, or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Flexibility for Decisions, including Takeovers. Nevada provides directors with more discretion than Michigan in making corporate decisions, including decisions made in takeover situations. In Nevada, director and officer actions taken in response to a change or potential change in control that do not disenfranchise stockholders are granted the benefits of the business judgment rule. However, in the case of an action that impedes the rights of stockholders to vote for or remove directors, directors will only be given the advantages of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat. In exercising their powers in response to a change or potential change of control, directors and officers of Nevada corporations may consider the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, the interests of the community, and the economy.

Michigan does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In fact, in a number of cases, Michigan law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations in the context of a hostile takeover are greater than those granted to directors of Michigan corporations.

Limitation on Personal Liability of Directors. Michigan law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for any action taken, or any failure to take any action, as a director, except liability for: the amount of a financial benefit received by a director to which the director is not entitled; intentional infliction of harm on the corporation or its shareholders; certain illegal distributions to shareholders or improper loans; or an intentional criminal act.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in certain respects. First, the Nevada provision applies not only to directors, but also to officers, of a corporation. Second, Nevada law with respect to the elimination of liability for directors and officers expressly applies to liabilities owed to creditors of the corporation. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from obligations to the corporation’s creditors.

Indemnification of Officers and Directors and Advancement of Expenses. Although Michigan and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, Nevada provides broader indemnification in connection with stockholder derivative lawsuits. Michigan and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Michigan law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Michigan corporation has the discretion to decide whether or not to advance expenses, unless its articles of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation.

Action by Written Consent of Directors. Both Michigan and Nevada law provide that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Actions by Written Consent of Stockholders.  Under Nevada law, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing.  Under Michigan law, if the articles of incorporation affirmatively so provide, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing.

Michigan law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders. However, the ability to use these provisions is affected by our status as a company registered pursuant to the Securities Exchange Act of 1934, and the proxy rules thereunder.

Dividends. Michigan law and Nevada law both provide that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

Restrictions on Business Combinations. Both Michigan and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Michigan law, a corporation that has a class of voting stock registered with the U.S. Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934 is not permitted to engage in a business combination with any interested stockholder for a five-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, occurs before the person becomes an interested stockholder; or (ii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of (a) at least 90% of each class of the corporation’s outstanding voting stock and (b) at least two-thirds of each class of the corporation’s outstanding voting stock, excluding shares owned by the interested stockholder. Michigan law defines “interested stockholder” generally as a person who owns 10% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Michigan, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation. Pursuant to the Nevada Charter, UAHC Nevada opted out of restrictions on business combinations.

Dissenters’ Rights. In both Michigan and Nevada, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair market value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required and the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, (iii) a plan of exchange in which the corporation is a party, or (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares. Holders of securities listed on a national securities exchange or Nasdaq National Market System or held by at least 2,000 stockholders of record are generally not entitled to dissenters’ rights. This exception is not, however, available if the articles of incorporation of the corporation issuing the shares state that it is not available, or if the holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except cash, shares of stock as described in Nev. Rev. Stat. § 92A.390(b), or a combination thereof. Nevada law prohibits a dissenting shareholder from voting his shares or receiving certain dividends or distributions after his dissent.

Under Michigan law, appraisal rights are generally available for the shares of any class or series of stock of a Michigan corporation in a merger or consolidation, provided that no appraisal rights are available for the shares of any class or series of stock that, at the record date for the meeting held to approve such transaction, were listed on a national securities exchange or designated as a national market system security.  In addition, Michigan law does not provide for appraisal rights in a conversion, if each shareholder receives shares that have terms as favorable to the shareholder in all material respects, and that represent at least the same percentage interest of the total voting rights of the outstanding shares of the corporation, as the shares held by the shareholder before the conversion.

Special Meetings of the Stockholders. Michigan law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the articles of incorporation or bylaws to call a special stockholder meeting. Nevada law permits special meetings of stockholders to be called by the entire board of directors, any two directors, or the President, unless the articles of incorporation or bylaws provide otherwise.

Special Meetings Pursuant to Petition of Stockholders. Michigan law provides that a stockholder of a corporation may apply to a court of the State of Michigan if the corporation fails to hold an annual meeting of shareholders for a period of 90 days after the date designated for the annual meeting or, if there is no date designated, within 15 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the Board.

Adjournment of Stockholder Meetings. Under Michigan law, if a meeting of stockholders is adjourned, it is not necessary, unless the bylaws provide otherwise, to give notice of the adjourned meeting if the time and place if any, to which the meeting is adjourned are announced at the meeting at which the adjournment is taken.  If after the adjournment the board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record. At the adjourned meeting the corporation may transact only business which might have been transacted at the original meeting unless a notice of the adjourned meeting is given. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies. Under Michigan law, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. Nevada law also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Stockholder Vote for Mergers and Other Corporate Reorganizations. Michigan law requires authorization by a majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of stockholder approval.

Michigan law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if: (a) the plan of merger does not amend the existing articles of incorporation; and (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Michigan law contains no such similar provision.

Significant Differences between Bylaws of UAHC Nevada and Bylaws of the Company

In addition to the differences between the laws of Michigan and Nevada described above, under the bylaws of UAHC Nevada, the holders of at least one-third of the outstanding voting shares shall constitute a quorum at a meeting of stockholders. The Company’s current bylaws require a majority of the outstanding voting shares to constitute a quorum at a meeting of stockholders.

The bylaws of UAHC Nevada provide that a special meeting may be called by the chairman of the board, the chief executive officer, the president or the board of directors or by a written order of a majority of the directors, and by the written request of stockholders holding not less than one-third of the outstanding voting shares. The Company’s current bylaws permit special meetings to be called by the chairman of the board, the chief executive officer or president, and require special meetings to be called by the chief executive officer or the secretary upon the written request of the total number of directors.

Certain Federal Income Tax Consequences of the Reincorporation

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Assuming the reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will the Company or UAHC Nevada. Each stockholder will have the same basis in UAHC Nevada’s common stock received as a result of the reincorporation as that holder has in the corresponding common stock of the Company held at the time the reincorporation occurs. Each holder’s holding period in UAHC Nevada’s common stock received as a result of the reincorporation will include the period during which such holder held the corresponding common stock of the Company at the time the reincorporation occurs, provided the latter was held by such holder as a capital asset at the time of consummation of the reincorporation.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. It does not address all of the federal income tax consequences that may be relevant to particular stockholders based upon individual circumstances or to stockholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This Proxy Statement does not address the tax consequences under state, local or foreign laws.

This discussion is based on the Internal Revenue Code, laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.
You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Absence of Appraisal Rights

The reincorporation will be conducted as a conversion of the Company from a Michigan corporation to a Nevada corporation. Under Section 762 of the Michigan Business Corporation Act, no right of appraisal or redemption is available to our stockholders in connection with the reincorporation, because the shares of UAHC Nevada have terms as favorable to the shareholder in all material respects, and represent the same percentage interest of the total voting rights of the outstanding shares, as shares of the Company. Therefore, our stockholders are not entitled to receive consideration other than shares of UAHC Nevada in the reincorporation.

Description of Capital Stock

Our securities will not be materially modified as a result of the reincorporation.  As such, the descriptions below will apply in substantial part to the securities of the Company and UAHC Nevada.  In this section, we use the terms common stock and preferred stock interchangeably to refer to the Company and UAHC Nevada.  The reincorporation does not require the financial information since the reincorporation does not have a material effect on our financial statements.  The following description is a summary and is qualified in its entirety by the provisions of the Nevada Charter.

Common Stock

Our authorized capital stock consists of 5,000,000 shares of preferred stock and 25,000,000 shares of common stock, no par value. Holders of our common stock are entitled to equal voting rights, consisting of one vote per share on all matters submitted to a stockholder vote. Holders of common stock do not have cumulative voting rights. Therefore, holders of a majority of the shares of common stock voting for the election of directors can elect all of the directors. After giving effect to the reincorporation, the presence, in person or by proxy, of the holders of one-third of the outstanding shares of stock entitled to vote are necessary to constitute a quorum at any meeting of our stockholders. In the event of liquidation, dissolution or winding up of our company, either voluntarily or involuntarily, each outstanding share of the common stock is entitled to share equally in our assets.

Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock. They are entitled to receive dividends when and as declared by our board, out of funds legally available therefor. We have not paid cash dividends in the past and do not expect to pay any within the foreseeable future, since any earnings are expected to be reinvested.

Preferred Stock

Our articles of incorporation give our board of directors the power to issue shares of preferred stock in one or more series without stockholder approval. Our board of directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, of each series of preferred stock. The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

We presently have no shares of preferred stock outstanding, no plans to issue any shares of preferred stock, and no obligation to issue any shares of preferred stock.  Accordingly, the Nevada Charter will not include any statement of designations as to any series of preferred stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

Transfer Agent

West Coast Stock Transfer, Inc. is the transfer agent for our common stock.

PROPOSAL 4 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that the shareholders vote FOR the ratification of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014.

The Finance and Audit Committee has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm. Bravos & Associates has served as the Company’s independent registered public accounting firm since January 27, 2012. See “Additional Finance and Audit Committee Disclosure” and “Report of the Finance and Audit Committee” for a description of fees and other matters related to Bravos & Associates’ provision of services to the Company.

Although shareholder ratification of the appointment is not required by law and is not binding on the Company, the Finance and Audit Committee will take the appointment of Bravos & Associates under advisement if such appointment is not ratified by the affirmative vote of a majority of the votes cast at the annual meeting. Even if the shareholders ratify the appointment of Bravos & Associates, the Finance and Audit Committee may in its sole discretion terminate such engagement and direct the appointment of another independent registered public accounting firm at any time during the year.

CORPORATE GOVERNANCE MATTERS

Director Independence

Our Board of Directors (“Board”) has determined that the directors listed below are independent from our management within the meaning of the U.S. Securities and Exchange Commission (“SEC”) and the NASDAQ listing standards (although the Company’s securities are not listed on NASDAQ, but instead are quoted on the OTCQB Marketplace): Tom A. Goss; Emmett S. Moten, Jr.; John T. Woolley; Ronald E. Hall, Sr.; and Richard M. Brown, D.O.  Therefore, a majority of the members of the Board are independent as so defined.  The foregoing independence determination of the Board included the determination that each of the Board members listed above, if elected and appointed to the Finance and Audit Committee, is independent for purposes of membership on the Finance and Audit Committee under Rule IM-5605-4 of the NASDAQ listing standards, which includes the independence requirements of Rule 5605 and additional independence requirements under SEC Rule 10A-3(b).

Board Meetings and Board Committee Meetings

During the Company’s fiscal year ended June 30, 2013, the total number of meetings of the Board was three (3).  During the Company’s fiscal year ended June 30, 2013, there were no meetings of the Board’s Finance and Audit Committee, Compensation Committee, or Governance Committee.  For the members of, and descriptions of the functions performed by, each Board committee, see Item 10 (“Directors, Executive Officers and Corporate Governance – Committees of the Board”) of the Company’s 2013 annual report accompanying this proxy statement.

Annual Meeting Attendance by Board Members

Although all Board members are encouraged to attend the Company’s annual meetings of shareholders, attendance at the annual meeting is not mandatory.  All ten (10) Board members attended the Company’s 2011 annual meeting of shareholders.

Shareholder Communications with Board of Directors

Shareholders may communicate in writing with any of the Company’s directors by sending such written communication to United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary.  Copies of written communications received at such address will be provided to the relevant director or directors, unless such communications are determined by the Company’s outside general counsel to be inappropriate for submission to the intended recipients.  However, any communication not so delivered will be made available upon request to any director.  Examples of shareholder communications that would not be considered appropriate for submission include customer complaints, solicitations, product promotions, resumes and other forms of job inquiries, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Board Leadership Structure

John M. Fife serves as our Chairman of the Board, President, and Chief Executive Officer.  The Board believes that, because the CEO is ultimately responsible for executing the strategic direction of the Company and for the performance of the Company, the CEO is the director best qualified to act as Chairman of the Board.  Additionally, given the size of the Company’s operations, it would be unduly burdensome on the Company to hire an individual to serve as the CEO, a position for which Mr. Fife is not compensated.  Further, as the largest shareholder of the Company, Mr. Fife has the ability to influence operational and strategic decisions of the Company through voting his shares.  Moreover, Mr. Fife’s affiliates have provided the Company with $1,595,000 in debt financing since the 2011 calendar year.  Mr. Fife and his affiliates may continue to be a funding source for the Company in the future.

Board’s Role in Risk Oversight

The Board has an active role, as a whole and at the Finance and Audit Committee level, in overseeing management of the Company’s risks.  The Finance and Audit Committee oversees management of financial, accounting, and internal control risks.  Our Board receives regular reports from our CEO, CFO and other members of our senior management regarding areas of significant risk to the Company, including operational, strategic, legal, regulatory and financial risks. Certain risks that are under the purview of a committee are monitored by that committee, which then reports to the full Board as appropriate. For example, our internal audit function, which identifies and manages a wide area of risk company-wide, reports to the Finance and Audit Committee and senior management, who in turn report significant developments to the full Board of Directors. In addition, under its charter, the Finance and Audit Committee discusses with management and our independent auditor our risk assessment and risk management policies, as well as our major financial risk exposures and the steps taken to monitor and control such exposures.

Involvement in Certain Legal Proceedings

On January 18, 2007, the Securities and Exchange Commission filed a complaint that John M. Fife and Clarion Management, LLC (“Clarion”) engaged in a scheme in 2002 and 2003 to purchase variable annuity contracts issued by an insurance company in order to engage in market timing for the benefit of a Clarion affiliate. Fife and Clarion consented to the entry of the final judgment, without admitting or denying the allegation in the Commission’s complaint. On August 9, 2007, the U.S. District Court for the Northern District of Illinois entered a final judgment against John M. Fife and Clarion that permanently restrained and enjoined them from future violations of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and required them to pay disgorgement in the amount of $234,339, plus pre-judgment interest of $60,584; and additionally ordered Fife to pay a civil penalty of $234,399. As part of the settlement of the case, Mr. Fife consented to the entry of an Order barring him from associating with any investment advisor, with a right to re-apply after eighteen months.

Board Nominations of Director Candidates

The Governance Committee of the Board serves the function of identifying individuals qualified to serve as Board members for the Board to consider nominating as candidates for election as director.  The Governance Committee does not have a policy with regard to consideration of director candidates recommended by the Company’s shareholders.  In the view of the Board, such a policy is not appropriate because shareholders may nominate director candidates independently of the Board’s nomination of director candidates, in accordance with the process described above in the section titled “Nomination of Director Candidates by Shareholders.”

In evaluating candidates to nominate for director, the Board seeks individuals who will best represent the long-term interests of the Company’s shareholders. The Board’s view is that all directors should possess the highest personal and professional ethics, integrity and values. In evaluating the suitability of individuals, the Board takes into consideration such factors as it deems appropriate. These factors may include, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, absence of conflicts of interest, length of service and other commitments. The Board evaluates these factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole and of committees of the Board. Although we do not have a formal diversity policy, the Board does consider diversity in evaluating candidates for Board membership. The Board’s objective in choosing candidates is to assemble membership for each committee of the Board and the Board as a whole that represents diverse viewpoints that will guide the Company effectively in pursuit of its strategic goals.

Audit Committee Financial Expert

The Board has determined that Ronald E. Hall, Sr. is an “audit committee financial expert” within the meaning of SEC rules.

Report of the Finance and Audit Committee

The Finance and Audit Committee is responsible for monitoring the integrity of the consolidated financial statements, the system of internal controls, risk management, the qualifications, performance and independence of the independent registered public accounting firm, and compliance with certain legal and regulatory requirements. The Finance and Audit Committee has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.

The Finance and Audit Committee is not professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Finance and Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Company’s management and the independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s annual consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and, to the extent required by applicable law, for expressing an opinion as to the Company’s internal control over financial reporting.

In connection with the Company’s Annual Report on Form 10-K for fiscal 2013 and the financial statements to be included therein, the Finance and Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with Bravos & Associates, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

•
received the written disclosures and letter from Bravos & Associates required by the applicable requirements of the Public Company Accounting Oversight Board regarding Bravos & Associates’ communications with the Finance and Audit Committee concerning independence, and has discussed with Bravos & Associates its independence with respect to the Company.

Based upon these reviews and discussions, the Finance and Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Annual Report on Form 10-K for fiscal 2013 filed with the SEC.

Members of the Finance and Audit Committee

Tom A. Goss
Richard M. Brown, D.O.
Ronald E. Hall, Sr.

ADDITIONAL INFORMATION

Cost of Proxy Solicitation

The cost of preparing, assembling and mailing this proxy statement and all other costs in connection with this solicitation of proxies for the annual meeting will be paid by the Company. The Company estimates that the total expenditures relating to its current proxy solicitation (other than salaries and wages of officers and employees) will be approximately $25,000, of which approximately $5,000 has been incurred as of the date of this proxy statement. The Company may conduct the solicitation by mail, personally, telephonically, through the Internet or by facsimile through its officers, directors and other persons identified in the Company’s Annual Report accompanying this proxy statement, none of whom will receive additional compensation for assisting with the solicitation. The Company may also solicit shareholders through press releases issued by the Company or advertisements in periodicals. The Company will request banks, brokers, and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and will reimburse such record holders for their reasonable expenses in doing so.

Shareholder Proposals and Nominations at Next Annual Meeting

Any shareholder proposal intended to be included in the Company’s proxy statement and form of proxy for the next annual meeting must be received at the Company’s principal executive office, United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary, by the close of business on March 31, 2014 and must otherwise be in compliance with the requirements of the SEC’s proxy rules; provided, however, if the annual meeting date is changed by more than 30 days from the anniversary of this annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which would be disclosed in the Company’s reports filed with the SEC. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any shareholder director nomination or proposal of other business intended to be presented for consideration at the next annual meeting, but not intended to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Company at the address stated above not less than 90 days prior to such meeting. However, if public announcement of such meeting date is made to shareholders less than 100 days prior to such meeting, then notice will be timely if received no later than the close of business on the 10th day following the date of such public announcement. For more information, see the section above titled “Nomination of Director Candidates by Shareholders.”

The above-mentioned proposals and nominations must also be in compliance with the Company’s Bylaws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in the Bylaws. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

Annual Report

The annual report of the Company for fiscal 2013, including the financial statements included in the annual report on Form 10-K for the year ended June 30, 2013 audited by UHY LLP, is being furnished with this proxy statement. If you did not receive a copy of such annual report, you may obtain a copy without charge at the Company’s website, www.uahc.com, or by contacting the Company at (313) 393-4571 or United American Healthcare Corporation, 303 East Wacker Drive, Chicago, Illinois 60601, Attention: Secretary.

Householding

The Company may elect to send a single copy of its annual report and this proxy statement to any household at which two or more shareholders reside, unless one of the shareholders at such address notifies the Company that he or she desires to receive individual copies. This “householding” practice reduces the Company’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or to request a separate copy of the fiscal 2013 annual report or this proxy statement, as follows:

•	Shareholders owning common stock through a bank, broker or other holder of record should contact such record holder directly; and

•
Shareholders of record should contact Ms. Tina Saxton, on behalf of the Company, at (313) 393-4571 or at United American Healthcare Corporation, 303 East Wacker Drive Suite 1200, Chicago, Illinois 60601, Attention: Secretary. The Company will promptly deliver such materials upon request.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

By Order of the Board of Directors /s/ John M. Fife John M. Fife Chairman, President and Chief Executive Officer

November 1, 2013

THERE ARE THREE WAYS TO VOTE YOUR PROXY

VOTE BY INTERNET

https://www.iproxydirect.com/uahc  Have this form available when you visit the secure voting site and follow the simple instructions. You may elect to receive an e-mail confirmation of your vote.

VOTE BY TELEPHONE

1-866-752-8683
Call toll-free on a touch-tone phone, 24 hours a day, seven days a week. Have this form available when you call and follow the simple instructions.

VOTE BY MAIL

Mark, date and sign this proxy card and mail promptly in the postage-paid envelope. Do not return the card if you vote by telephone or by Internet.

All instructions, whether by Internet, telephone or mail, must be received no later than Midnight, Eastern time, on December 12, 2013, to be included in the voting results.

VOTING CONTROL NUMBER

Make sure to retain a copy of your control number in case
you need it at a future time to make a revocation.

IF YOU HAVE NOT VOTED ON THE INTERNET OR BY TELEPHONE, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENVELOPE PROVIDED

UNITED AMERICAN HEALTHCARE CORPORATION 303 EAST WACKER DR., SUITE 1200 CHICAGO, IL 60601 ATTN: MS. CAROLYN ONUMONU
VOTE BY INTERNET – https://www.iproxydirect.com/uahc
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-866-752-8683
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Shareholder Services, 500 Perimeter Park Drive Suite D, Morrisville, NC 27560.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    ☒

M39236-P18215	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

UNITED AMERICAN HEALTHCARE CORPORATION	For All	Withhold All	For AllExcept	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote
FOR the following:

1. Election of Directors for Terms Expiring in 2015	☐	☐	☐

Nominees:

01) Tom A. Goss
02) Emmett S. Moten, Jr.
03) John T. Woolley
	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote
FOR the following:

2. Election of Directors for Terms Expiring in 2016	☐	☐	☐

Nominees:

04) Herbert J. Bellucci
05) William C. Brooks
06) Richard M. Brown, D.O.
07) Ronald E. Hall, Sr.

The Board of Directors recommends you vote FOR proposals 3 and 4	For	Against	Abstain

3. To approve a change in the Company’s state of incorporation from Michigan to Nevada by converting the Company from a Michigan corporation to a Nevada corporation.	☐	☐	☐

4. To ratify the appointment of Bravos & Associates as the Company’s independent registered public accounting firm for fiscal 2014.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Form 10-K and Shareholder Letter are available at https://www.iproxydirect.com/uahc.

M39236-P18215

UNITED AMERICAN HEALTHCARE CORPORATION
Annual Meeting of Shareholders
December 13, 2013, 10:00 a.m. (Central Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) John M. Fife and Robert Sullivan or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of UNITED AMERICAN HEALTHCARE CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m. (Central Time) on December 13, 2013, at 303 E. Wacker Dr., Suite 1200, Chicago, Illinois 60601, and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein.  If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Exhibit A

Proposed Articles of Incorporation of
United American Healthcare Corporation, a Nevada corporation

ARTICLES OF INCORPORATION

OF

UNITED AMERICAN HEALTHCARE CORPORATION

Pursuant to NRS Chapter 78

1.         The name of the corporation (the “Corporation”) is United American Healthcare Corporation.

2.         The registered agent for services of process is CSC Services of Nevada, Inc.  The address of the registered agent is CSC Services of Nevada, Inc., 2215-B Renaissance Dr., Las Vegas, Nevada 89119.

3.         (a)       The total number of shares of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, of which (i) five million (5,000,000) shares are designated as preferred stock, with no par value (“Preferred Stock”), and (ii) twenty-five million (25,000,000) shares are designated as common stock, with no par value (“Common Stock”).

(b)       The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more series and such series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time, including but not limited to:

(i)       the designation of such class or series;

(ii)      the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)     whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)     the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class or series;

(v)      whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)     the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii)    the restrictions, if any, on the issue or reissue of any additional shares or any class or series of Preferred Stock; and

(viii)   the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation.

(c)      Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

(d)       No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

(e)       The terms and conditions of any rights, options and warrants approved by the board of directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

4.         The names of the initial directors of the Corporation are: Herbert J. Bellucci; William C. Brooks; Richard M. Brown, D.O.; John M. Fife, Karl Fife; Tom A. Goss; Ronald E. Hall, Sr.; Scott Leece; Emmett S. Moten, Jr.; John T. Woolley.  The address for all of the initial directors is 303 E. Wacker Dr., Suite 1200, Chicago, Illlinois 60601.

5.         The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized in Nevada.

6.         The name, address and signature of the incorporator is:

John M. Fife

By:	/s/ John M. Fife
303 E. Wacker Dr., Suite 1200
Chicago, Illinois 60601

7.         Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

By:	/s/
[INSERT NAME AND TITLE]
CSC Services of Nevada, Inc.

8.         The provisions of NRS Sections 78.378 to 78.3793, inclusive, shall be inapplicable to the Corporation.

9.         The provisions of NRS Sections 78.411 to 78.444, inclusive, shall be inapplicable to the Corporation.

10.      Except as otherwise provided by law, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that, (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

11.      The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

IN WITNESS WHEREOF, the unsigned sole incorporator has executed these Articles of Incorporation this ___ day of December, 2013.

By:	/s/ John M. Fife
John M. Fife
303 E. Wacker Dr., Suite 1200
Chicago, Illinois 60601

Exhibit B

Proposed Bylaws of
United American Healthcare Corporation, a Nevada corporation

BYLAWS OF

UNITED AMERICAN HEALTHCARE CORPORATION
 (a Nevada Corporation)

ARTICLE I

OFFICES

SECTION 1.1.        Registered Office. The registered office of United American Healthcare Corporation, a Nevada corporation (the “Corporation”), shall be CSC Services of Nevada, Inc., 2215-B Renaissance Dr., Las Vegas, Nevada 89119.

SECTION 1.2.        Other Offices. The Corporation may offices at such places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.1.        Place of Meeting. All meetings of stockholders shall be held at such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.2.        Annual Meetings. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.3.        Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the Nevada Revised Statutes (“NRS”) or by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), may be called by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of stockholders owning not less than one-third of the outstanding shares of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The officers or directors shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 2.4.        Notice of Meeting. Written notice of the annual and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the meeting and shall be signed by the Chairman of the Board, the President or the Secretary of the Corporation.

SECTION 2.5.        Business Conducted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting called by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting or as otherwise provided in the Corporation’s proxy materials for the most recent meeting of stockholders.  However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

SECTION 2.6.        Nomination of Directors.

2.6.1       In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) or as otherwise provided in the proxy statement for the prior year’s meeting at which directors were elected.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, (iv) the reasons why such person is qualified to serve as a director, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

2.6.2.       In the event that a person is validly designated as a nominee in accordance with this Section 2.6 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

2.6.3.       If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

SECTION 2.7.       Quorum. The holders of at least one third of the of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), shall constitute a quorum at any meeting of stockholders for the transaction of business, except when stockholders are required to vote by class, in which event at least one third of the issued and outstanding shares of the appropriate class shall be present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), and except as otherwise provided by the NRS or by the Articles of Incorporation. Notwithstanding any other provision of the Articles of Incorporation or these bylaws, the holders of at least one third of the shares of capital stock entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8.        Voting. When a quorum is present at any meeting of the stockholders, an action by the stockholders, other than the election of directors, is approved by a majority of the votes cast, except where the NRS prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Articles of Incorporation and these bylaws, in which case such express provision shall govern and control the vote required to approve such action.  Every stockholder having the right to vote shall be entitled to vote in person, or by proxy (a) appointed by an instrument in writing subscribed by such stockholder or by his or her duly authorized attorney or (b) authorized by the transmission of an electronic record by the stockholder to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission subject to any procedures the Board of Directors may adopt from time to time to determine that the electronic record is authorized by the stockholder; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. If such instrument or record shall designate two (2) or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one (1) be present, then such powers may be exercised by that one (1). Unless required by the NRS or determined by the Chairman of the meeting to be advisable, the vote on any matter need not be by written ballot. No stockholder shall have cumulative voting rights.

SECTION 2.9.        Consent of Stockholders. Whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if a majority all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; provided, that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by the NRS.

SECTION 2.10.      Voting of Stock of Certain Holders. Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such Corporation may prescribe, or in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares outstanding in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent the stock and vote thereon.

SECTION 2.11.      Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

SECTION 2.12.      Fixing Record Date. The Board of Directors may fix in advance a date for any meeting of stockholders (which date shall not be more than sixty (60) nor less than ten (10) days preceding the date of any such meeting of stockholders), a date for payment of any dividend or distribution, a date for the allotment of rights, a date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent of stockholders (which date shall not precede or be more than ten (10) days after the date the resolution setting such record date is adopted by the Board of Directors), in each case as a record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, to receive payment of any such dividend or distribution, to receive any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, as the case may be, except as otherwise provided in the Articles of Incorporation. In any such case such stockholders and only such stockholders as shall be stockholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof, to receive payment of such dividend or distribution, to receive such allotment of rights, to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such Record Date.

ARTICLE 3

BOARD OF DIRECTORS

SECTION 3.1.        Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.  Subject to compliance with the provisions of the NRS, the powers of the Board of Directors shall include the power to make a liquidating distribution of the assets, and wind up the affairs of, the Corporation.

SECTION 3.2.        Number, Election and Term. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors.   Directors need not be residents of Nevada or stockholders of the Corporation.  Subject to the rights of the holders of any series of preferred stock then outstanding, the directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as reasonably possible, with the term of the first class to expire initially at the 2014 annual meeting of stockholders, the term of office of the second class to expire initially at the 2015 annual meeting of stockholders, and the term of office of the third class to expire initially at the 2016 annual meeting of stockholders, and with the directors of each class to hold office until their respective successors are duly elected and qualified.  At each annual meeting of stockholders following such classification and election, directors elected to succeed those directors whose terms expire shall be elected for terms of office to expire at the third succeeding annual meeting of stockholders after their respective elections.

SECTION 3.3.        Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.4.        Regular Meetings. A regular meeting of the Board of Directors shall be held each year, without notice other than this bylaw provision, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during each year, at such time and place as the Board of Directors may from time to time provide, either within or without the State of Nevada, without other notice.

SECTION 3.5.        Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two (2) directors. The Chairman of the Board or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 3.6.        Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to the time of a special meeting.  Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given with respect to any matter when notice is required by the NRS.

SECTION 3.7.        Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, by the Articles of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.8.        Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all (or such lesser proportion as may be permitted by the NRS) of the members of the Board of Directors or of such committee, as the case may be. Evidence of any consent to action under this Section 3.8 may be provided in writing, including electronically via email or facsimile.

SECTION 3.9.        Meeting by Communications Equipment. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by telephone conference or similar communications method so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

SECTION 3.10.      Compensation. Directors, as such, may receive reasonable compensation for their services, which shall be set by the Board of Directors or a committee thereof, and expenses of attendance at each regular or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving additional compensation therefor. Members of special or standing committees may be allowed like compensation for their services on committees.

ARTICLE 4

COMMITTEES OF DIRECTORS

SECTION 4.1.        Generally. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more additional special or standing committees, each such additional committee to consist of one (1) or more of the directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution or in the committee charter, except as delegated by these bylaws or by the Board of Directors to another standing or special committee or as may be prohibited by law.

SECTION 4.2.        Committee Operations. A majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these bylaws or as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall pay all expenses of committee operations. The Board of Directors may designate one (1) or more appropriate directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another appropriate member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.3.        Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Corporation’s Secretary, any Assistant Secretary or any other designated person shall (a) serve as the Secretary of the special or standing committees of the Board of Directors of the Corporation, (b) keep regular minutes of standing or special committee proceedings, (c) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (d) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.

ARTICLE 5

NOTICE

SECTION 5.1.        Methods of Giving Notice.

SECTION 5.1.1.          Notice to Directors or Committee Members. Whenever under the provisions of the NRS, the Articles of Incorporation or these bylaws, notice is required to be given to any director or member of any committee of the Board of Directors, personal notice is not required but such notice may be (a) given in writing and mailed to such director or member, (b) sent by electronic transmission (including via e-mail) to such director or member, or (c) given orally or by telephone; provided, however, that any notice from a stockholder to any director or member of any committee of the Board of Directors must be given in writing and mailed to such director or member and shall be deemed to be given upon receipt by such director or member. If mailed, notice to a director or member of a committee of the Board of Directors shall be deemed to be given when deposited in the United States mail first class, or by overnight courier, in a sealed envelope, with postage thereon prepaid, addressed, to such person at his or her business address. If sent by electronic transmission, notice to a director or member of a committee of the Board of Directors shall be deemed to be given if by (i) facsimile transmission, when receipt of the fax is acknowledged, (ii) electronic mail, when directed to an electronic mail address of the director or member and receipt is acknowledged, (iii) a posting on an electronic network together with a separate notice to the director or member of the specific posting, upon the later of (1) acknowledgement of receipt and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the director or member.

SECTION 5.1.2.          Notice to Stockholders. Whenever under the provisions of the NRS, the Articles of Incorporation or these bylaws, notice is required to be given to any stockholder, personal notice is not required but such notice may be given (a) in writing and mailed to such stockholder or (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given. If mailed, notice to a stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. If sent by electronic transmission, notice to a stockholder shall be deemed to be given if by (i) facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the stockholder of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the stockholder.

SECTION 5.2.        Written Waiver. Whenever any notice is required to be given by the NRS, the Articles of Incorporation or these bylaws, a waiver thereof in a signed writing or sent by the transmission of an electronic record attributed to the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5.3.        Consent. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for lack of notice is made at the time, and if any meeting be irregular for lack of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

ARTICLE 6

OFFICERS

SECTION 6.1.        Officers. The officers of the Corporation shall include the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President, as elected or appointed by the Board of Directors, may include the Secretary and Treasurer, as elected or appointed by the Board of Directors, Chairman of the Board or President, may further include, without limitation, such other officers and agents, including, without limitation, one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President or such other title as may be determined b the Board of Directors), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors, Chairman of the Board or President deem necessary and elect or appoint.  All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these bylaws, the Board of Directors, Chairman of the Board or President, as applicable. Any two (2) or more offices may be held by the same person. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the Corporation. Notwithstanding anything herein to the contrary, the Board of Directors may delegate to any officer of the Corporation the power to appoint other officers and to prescribe their respective duties and powers.  Initially the officers of the Corporations shall include the Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer.  The Secretary and assistant officers shall not be deemed to be executive officers pursuant to Item 401 of Regulation S-K of the SEC unless the Board of Directors otherwise determined with respect to any specific individual.

SECTION 6.2.       Election and Term of Office. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

SECTION 6.3.       Resignation of Officers.  Any executive officer or other officer or agent may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.4.       Vacancies. Any vacancy occurring in any required office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.5.      Compensation. The compensation of the executive shall be determined by the Board of Directors or a designated committee thereof or in accordance with procedures established by the Board of Directors or a committee thereof. No officer who is also a director shall be prevented from receiving such compensation by reason of his or her also being a director.

SECTION 6.6.      Chairman of the Board. The Chairman of the Board of Directors (if there be such an officer appointed) shall, when present, preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 6.7.       Chief Executive Officer.  The Chief Executive Officer shall be and shall act as the chief executive officer of the Corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless a Chairman of the Board of Directors other than the Chief Executive Officer has been appointed and is present. In addition to acting as the chief officer in charge of the day to day functions of the Company, the Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 6.8.       President.  The President shall have such senior executive duties as shall be assigned to him by the Board of Directors.  If the President is not also the Chief Executive Officer, the President shall report to the Chief Executive Officer.

SECTION 6.9.       Vice Presidents.  The Vice-Presidents, in the order of their seniority, may assume and perform such duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.     Chief Financial Officer.   The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors. The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time consistent with the duties of the Chief Financial Officer.

SECTION 6.11.     Secretary.  The Secretary, who, unless the Board of Directors otherwise determines, is not an executive officer of the Corporation, perform such duties shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.     Treasurer. The Treasurer, if any, shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board.  He shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to him by the Board, the Chief Executive Officer and the Chief Financial Officer.  The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Financial Officer or to such other officer as may be designated by the Board or to the Board of Directors, as the Board of Directors shall determine.

ARTICLE 7

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 7.1.        Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 7.2.        Checks, etc. All checks, demands, drafts or other orders for the payment of money, and notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.3.        Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Chairman of the Board, the President, the Treasurer or the Chief Financial Officer may be empowered by the Board of Directors to select or as the Board of Directors may select.

SECTION 7.4.        Voting of Securities Owned by Corporation. All stock and other securities of any other Corporation owned or held by the Corporation for itself, or for other parties in any capacity, and all proxies with respect thereto shall be executed by the person authorized to do so by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.

ARTICLE 8

SHARES OF STOCK

SECTION 8.1.        Issuance. Each stockholder of this Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder’s name and the number of shares and shall be signed by the Chairman of the Board and the President or such other officers as may from time to time be authorized by resolution of the Board of Directors. Any or all the signatures on the certificate may be a facsimile. The seal of the Corporation shall be impressed, by original or by facsimile, printed or engraved, on all such certificates. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer had not ceased to be such officer at the date of its issue. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designation, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that except as otherwise provided by the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the designations, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new certificate (or uncertificated shares in lieu of a new certificate) may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe. In addition to the above, all certificates (or uncertificated shares in lieu of a new certificate) evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS.

SECTION 8.2.        Lost Certificates. The Board of Directors may direct that a new certificate or certificates (or uncertificated shares in lieu of a new certificate) be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same or certify to that fact, in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

SECTION 8.3.        Transfers. In the case of shares of stock represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney and filed with the Secretary of the Corporation or the transfer agent.

SECTION 8.4.        Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

SECTION 8.5.        Uncertificated Shares. The Board of Directors may approve the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of capital stock.

ARTICLE 9

DIVIDENDS

SECTION 9.1.        Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, unless otherwise authorized in the Articles of Incorporation.

SECTION 9.2.        Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10

INDEMNIFICATION

SECTION 10.1.      General.  The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

SECTION 10.2.      Indemnity Not Exclusive. The indemnification and advancement of expenses authorized herein or ordered by a court shall not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. The indemnification and advancement of expenses shall continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

SECTION 10.3.      The Corporation. For purposes of this Article 10, references to “the Corporation” shall include, in addition to the Corporation, United American Healthcare Corporation, a Michigan corporation which was converted into this Corporation by the filing of a certificate of conversion with the Secretary of State of the State of Michigan and the article of conversion with the Secretary of State of the State of Nevada (the “Predecessor”). Accordingly, any person who is or was a director, officer, employee or agent of the Predecessor, or is or was serving at the request of the Predecessor as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 10 as he would if the foregoing were on behalf of the Corporation.

ARTICLE 11

MISCELLANEOUS

SECTION 11.1.      Books. The books of the Corporation may be kept within or without the State of Nevada (subject to any provisions contained in the NRS) at such place or places as may be designated from time to time by the Board of Directors.

SECTION 11.2.      Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as may be designated by the Board of Directors.  Initially the fiscal year of the Corporation shall be the calendar year.

SECTION 11.3.      Certain Acquisitions. The provisions of NRS 78.378 to NRS 78.3793 shall not apply to the Corporation.

ARTICLE 12

AMENDMENT

SECTION 12.1.  Subject to the laws of the State of Nevada, (i) these bylaws may be repealed, altered or amended or new bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least 80% of the stock entitled to vote at such meeting, unless a larger vote is required by these bylaws or the Articles of Incorporation, and (ii) the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, alter, amend or repeal these bylaws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.

UNANIMOUS CONSENT OF THE DIRECTORS
OF
UNITED AMERICAN HEALTHCARE CORPORATION

The undersigned, being all of the directors (the “Directors”) of United American Healthcare Corporation, a Michigan corporation (the “Corporation”), do hereby consent in lieu of a meeting, pursuant to Section 525 of the Michigan Business Corporation Act of 1972 (the “Act”) and Article III, Section 11 of the Bylaws of the Corporation, to the adoption of the following recitals and resolutions:

WHEREAS, on October 9, 2013, the Corporation’s Board of Directors (the “Board”) adopted resolutions (a) approving the conversion of the Corporation from a Michigan to a Nevada corporation (the “Conversion”), and (b) authorizing and directing an authorized officer of the Corporation (an “Authorized Officer”) (i) to cause the Corporation’s preliminary and definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) in connection with the Corporation’s 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to include a proposal for the approval of the Conversion by the Corporation’s shareholders (the “Shareholders”), and (ii) to take all other actions that such Authorized Officer, in his sole discretion, may from time to time deem to be necessary or appropriate in order to effect the Conversion; and

WHEREAS, to effect the Conversion, the Board has determined, upon due consideration, that it is in the best interests of the Corporation and its shareholders for the Board (a) to adopt that certain Plan of Conversion, in substantially the form attached hereto as Exhibit A (the “Plan of Conversion”), pursuant to Section 745(1)(b) of the Act, (b) to submit a notice of the Annual Meeting and a copy or summary of the Plan of Conversion to the Shareholders for approval at the Annual Meeting pursuant to Section 745(1)(c) of the Act, and (c) to recommend the approval of the Plan of Conversion by the Shareholders pursuant to Section 703a(2)(a) of the Act;

NOW, THEREFORE, BE IT RESOLVED, that the Plan of Conversion, with such changes as an Authorized Officer, in his sole discretion, may consider appropriate, shall be, and it hereby is, adopted;

FURTHER RESOLVED, that the Plan of Conversion shall be, and it hereby is, recommended to the Shareholders for their approval at the Annual Meeting;

FURTHER RESOLVED, that an Authorized Officer shall be, and he hereby is, authorized and directed to submit, by means of the Proxy Statement, a notice of the Annual Meeting and a copy or summary of the Plan of Conversion to the Shareholders for approval at the Annual Meeting;

FURTHER RESOLVED, that, upon the approval of the Plan of Conversion by the Shareholders at the Annual Meeting, the Articles of Incorporation and the Bylaws of the surviving corporation in the Conversion, which will be incorporated in Nevada under the name of United American Healthcare, Inc., in substantially the forms attached hereto as Exhibit B and Exhibit C, respectively, shall be, and each of them hereby is, approved and adopted;

FURTHER RESOLVED, that, upon the approval of the Plan of Conversion by the Shareholders at the Annual Meeting, an Authorized Officer shall be, and he hereby is, authorized and directed to file, in the name and on behalf of the Corporation, (a) a Certificate of Conversion, pursuant to Section 745(1)(e) of the Act, (b) Articles of Conversion and the Articles of Incorporation of the surviving corporation in the Conversion, with such changes as an Authorized Officer, in his sole discretion, may consider appropriate, pursuant to Section 92A.205 of the Nevada Revised Statutes, and (c) any other documents that an Authorized Officer, in his sole discretion, may consider appropriate or necessary for effecting the Conversion;

FURTHER RESOLVED, that the Board has determined, upon due consideration, that Ronald E. Hall, Sr. is an “audit committee financial expert” within the meaning of such term as set forth in Rule 407(d)(5) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended; and

FURTHER RESOLVED, that this consent may be signed in any number of counterparts and by facsimile, photo or electronic signature, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be a single consent.

Dated: October __, 2013

John M. Fife	Tom A. Goss	William C. Brooks

Emmett S. Moten, Jr.	Herbert J. Bellucci	Scott Leece

Ronald E. Hall, Sr.	Richard M. Brown, D.O.	Karl Fife

John T. Woolley

Being all of the Directors of the Corporation

EXHIBIT A

Plan of Conversion

See attached.

UNITED AMERICAN HEALTHCARE CORPORATION

Plan of Conversion

This Plan of Conversion relates to the proposed conversion of United American Healthcare Corporation, a Michigan corporation, into United American Healthcare Corporation, a Nevada corporation, pursuant to Section 745 of the Michigan Business Corporation Act of 1972 and Chapter 92A of the Nevada Revised Statutes.

1.            Pursuant to this Plan of Conversion, United American Healthcare Corporation, a Michigan corporation, will convert into a Nevada corporation that will also be named United American Healthcare Corporation.

2.            After the conversion, United American Healthcare Corporation, a Nevada corporation, will be governed under Chapter 78 of the Nevada Revised Statutes.

3.            The street address of United American Healthcare Corporation, a Michigan corporation, is, and the street address and the principal place of business of United American Healthcare Corporation, a Nevada corporation, will be, 303 E. Wacker Dr., Suite 1200, Chicago, Illinois 60601.

4.            United American Healthcare Corporation, a Michigan corporation, has 5,000,000 authorized, and no issued and outstanding, shares of Preferred Stock, and 25,000,000 authorized, and 18,292,766 issued and outstanding, shares of Common Stock.  Shares of such Preferred Stock are not entitled to vote.  Shares of such Common Stock are entitled to vote, but not as a class.

5.            In the conversion, upon the effectiveness of the filing of a Certificate of Conversion with the Michigan Secretary of State pursuant to Section 745(1)(e) of the Michigan Business Corporation Act of 1972 and Articles of Conversion with the Nevada Secretary of State pursuant to Section 92A.205 of the Nevada Revised Statutes, each share of Common Stock of United American Healthcare Corporation, a Michigan corporation, will be converted, on a one-to-one basis, into a share of Common Stock of United American Healthcare Corporation, a Nevada corporation.

6.            The Articles of Incorporation of United American Healthcare Corporation, a Nevada corporation, are attached hereto as Exhibit A.  The Bylaws of United American Healthcare Corporation, a Nevada corporation, are attached hereto as Exhibit B.

EXHIBIT B

Articles of Incorporation

See attached.

Proposed Articles of Incorporation of
United American Healthcare Corporation, a Nevada corporation

ARTICLES OF INCORPORATION

OF

UNITED AMERICAN HEALTHCARE CORPORATION

Pursuant to NRS Chapter 78

1.             The name of the corporation (the “Corporation”) is United American Healthcare Corporation.

2.             The registered agent for services of process is CSC Services of Nevada, Inc.  The address of the registered agent is CSC Services of Nevada, Inc., 2215-B Renaissance Dr., Las Vegas, Nevada 89119.

3.             (a)           The total number of shares of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, of which (i) five million (5,000,000) shares are designated as preferred stock, with no par value (“Preferred Stock”), and (ii) twenty-five million (25,000,000) shares are designated as common stock, with no par value (“Common Stock”).

(b)           The Preferred Stock of the Corporation shall be issued by the Board of Directors of the Corporation in one or more series and such series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences, limitations or restrictions as the Board of Directors of the Corporation may determine, from time to time, including but not limited to:

(i)          the designation of such class or series;

(ii)         the dividend rate of such class or series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other series of capital stock, whether such dividends shall be cumulative or non-cumulative, and whether such dividends may be paid in shares of any class or series of capital stock or other securities of the Corporation;

(iii)        whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(iv)        the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class or series;

(v)         whether or not the shares of such class or series shall be convertible into or exchangeable for shares of any other class or classes or series of capital stock or other securities of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustment and other terms and conditions of such conversion or exchange;

(vi)       the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote, as a class or otherwise, with respect to the election of the directors or otherwise, and the number of votes to which the holder of each share of such class or series shall be entitled;

(vii)       the restrictions, if any, on the issue or reissue of any additional shares or any class or series of Preferred Stock; and

(viii)      the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation.

(c)           Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes, including the election of directors. The Common Stock does not have cumulative voting rights.

(d)           No holder of shares of stock of any class shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock of any class, or of securities convertible into shares of stock of any class, whether now hereafter authorized or whether issued for money, for consideration other than money, or by way of dividend.

(e)           The terms and conditions of any rights, options and warrants approved by the board of directors may provide that any or all of such terms and conditions may not be waived or amended or may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended or may not be waived or amended absent such consent.

4.            The names of the initial directors of the Corporation are: Herbert J. Bellucci; William C. Brooks; Richard M. Brown, D.O.; John M. Fife, Karl Fife; Tom A. Goss; Ronald E. Hall, Sr.; Scott Leece; Emmett S. Moten, Jr.; John T. Woolley.  The address for all of the initial directors is 303 E. Wacker Dr., Suite 1200, Chicago, Illlinois 60601.

5.             The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized in Nevada.

6.             The name, address and signature of the incorporator is:

John M. Fife

By:	/s/ John M. Fife
303 E. Wacker Dr., Suite 1200
Chicago, Illinois 60601

7.             Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

By:	/s/
[INSERT NAME AND TITLE]
CSC Services of Nevada, Inc.

8.             The provisions of NRS Sections 78.378 to 78.3793, inclusive, shall be inapplicable to the Corporation.

9.             The provisions of NRS Sections 78.411 to 78.444, inclusive, shall be inapplicable to the Corporation.

10.          Except as otherwise provided by law, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that, (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

11.          The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

IN WITNESS WHEREOF, the unsigned sole incorporator has executed these Articles of Incorporation this ___ day of December, 2013.

By:	/s/ John M. Fife
John M. Fife
303 E. Wacker Dr., Suite 1200
Chicago, Illinois 60601

EXHIBIT C

Bylaws

See attached.

Proposed Bylaws of
United American Healthcare Corporation, a Nevada corporation

BYLAWS OF

UNITED AMERICAN HEALTHCARE CORPORATION
 (a Nevada Corporation)

ARTICLE I

OFFICES

SECTION 1.1.        Registered Office. The registered office of United American Healthcare Corporation, a Nevada corporation (the “Corporation”), shall be CSC Services of Nevada, Inc., 2215-B Renaissance Dr., Las Vegas, Nevada 89119.

SECTION 1.2.        Other Offices. The Corporation may offices at such places both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2

MEETINGS OF STOCKHOLDERS

SECTION 2.1.        Place of Meeting. All meetings of stockholders shall be held at such place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.2.        Annual Meetings. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

SECTION 2.3.        Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by the Nevada Revised Statutes (“NRS”) or by the Articles of Incorporation of the Corporation (the “Articles of Incorporation”), may be called by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors or by written order of a majority of the directors and shall be called by the Chairman of the Board, the President or the Secretary at the request in writing of stockholders owning not less than one-third of the outstanding shares of the Corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The officers or directors shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 2.4.        Notice of Meeting. Written notice of the annual and each special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than ten (10) nor more than sixty (60) days before the meeting and shall be signed by the Chairman of the Board, the President or the Secretary of the Corporation.

SECTION 2.5.        Business Conducted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Chairman of the Board, the President or the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before a meeting called by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be received at the principal executive offices of the Corporation not less than 120 days before the date of the Corporation’s proxy statement released to shareholders in connection with the previous year’s annual meeting or as otherwise provided in the Corporation’s proxy materials for the most recent meeting of stockholders.  However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 2.5; provided, however, that nothing in this Section 2.5 shall be deemed to preclude discussion by any stockholder of any business properly brought before the meeting in accordance with said procedure. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.5, and if he or she should so determine, he or she shall so declare to the meeting. Any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 2.5 shall affect the right of a stockholder to request inclusion of a proposal in the Corporation’s proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission (“SEC”).

SECTION 2.6.        Nomination of Directors.

2.6.1        In addition to any other applicable requirements, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 2.10. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 days prior to the date on which the corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year) or as otherwise provided in the proxy statement for the prior year’s meeting at which directors were elected.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of the corporation which are beneficially owned by the person, (iv) the reasons why such person is qualified to serve as a director, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, and (ii) the class and number of shares of the corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. These provisions shall not apply to nomination of any persons entitled to be separately elected by holders of preferred stock.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

2.6.2.       In the event that a person is validly designated as a nominee in accordance with this Section 2.6 and shall thereafter become unable or willing to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee.

2.6.3.       If the Chairman of the Election Meeting determines that a nomination was not made in accordance with the foregoing procedures, such nomination shall be void.

SECTION 2.7.       Quorum. The holders of at least one third of the of the shares of capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), shall constitute a quorum at any meeting of stockholders for the transaction of business, except when stockholders are required to vote by class, in which event at least one third of the issued and outstanding shares of the appropriate class shall be present in person or by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), and except as otherwise provided by the NRS or by the Articles of Incorporation. Notwithstanding any other provision of the Articles of Incorporation or these bylaws, the holders of at least one third of the shares of capital stock entitled to vote thereat, present in person or represented by proxy (regardless of whether the proxy has authority to vote on each matter at such meeting), whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 2.8.        Voting. When a quorum is present at any meeting of the stockholders, an action by the stockholders, other than the election of directors, is approved by a majority of the votes cast, except where the NRS prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Articles of Incorporation and these bylaws, in which case such express provision shall govern and control the vote required to approve such action.  Every stockholder having the right to vote shall be entitled to vote in person, or by proxy (a) appointed by an instrument in writing subscribed by such stockholder or by his or her duly authorized attorney or (b) authorized by the transmission of an electronic record by the stockholder to the person who will be the holder of the proxy or to a firm which solicits proxies or like agent who is authorized by the person who will be the holder of the proxy to receive the transmission subject to any procedures the Board of Directors may adopt from time to time to determine that the electronic record is authorized by the stockholder; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of its execution, unless coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. If such instrument or record shall designate two (2) or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one (1) be present, then such powers may be exercised by that one (1). Unless required by the NRS or determined by the Chairman of the meeting to be advisable, the vote on any matter need not be by written ballot. No stockholder shall have cumulative voting rights.

SECTION 2.9.        Consent of Stockholders. Whenever the vote of the stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action, the meeting and vote of stockholders may be dispensed with if a majority all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; provided, that in no case shall the written consent be by the holders of stock having less than the minimum percentage of the vote required by the NRS.

SECTION 2.10.      Voting of Stock of Certain Holders. Shares standing in the name of another Corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaws of such Corporation may prescribe, or in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares outstanding in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the Corporation, he or she has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his or her proxy, may represent the stock and vote thereon.

SECTION 2.11.      Treasury Stock. The Corporation shall not vote, directly or indirectly, shares of its own stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares.

SECTION 2.12.      Fixing Record Date. The Board of Directors may fix in advance a date for any meeting of stockholders (which date shall not be more than sixty (60) nor less than ten (10) days preceding the date of any such meeting of stockholders), a date for payment of any dividend or distribution, a date for the allotment of rights, a date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent of stockholders (which date shall not precede or be more than ten (10) days after the date the resolution setting such record date is adopted by the Board of Directors), in each case as a record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, to receive payment of any such dividend or distribution, to receive any such allotment of rights, to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, as the case may be, except as otherwise provided in the Articles of Incorporation. In any such case such stockholders and only such stockholders as shall be stockholders of record on the Record Date shall be entitled to such notice of and to vote at any such meeting and any adjournment thereof, to receive payment of such dividend or distribution, to receive such allotment of rights, to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such Record Date.

ARTICLE 3

BOARD OF DIRECTORS

SECTION 3.1.        Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.  Subject to compliance with the provisions of the NRS, the powers of the Board of Directors shall include the power to make a liquidating distribution of the assets, and wind up the affairs of, the Corporation.

SECTION 3.2.        Number, Election and Term. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by the Board of Directors.   Directors need not be residents of Nevada or stockholders of the Corporation.  Subject to the rights of the holders of any series of preferred stock then outstanding, the directors shall be classified, with respect to the time for which they severally hold office, into three (3) classes, as nearly equal in number as reasonably possible, with the term of the first class to expire initially at the 2014 annual meeting of stockholders, the term of office of the second class to expire initially at the 2015 annual meeting of stockholders, and the term of office of the third class to expire initially at the 2016 annual meeting of stockholders, and with the directors of each class to hold office until their respective successors are duly elected and qualified.  At each annual meeting of stockholders following such classification and election, directors elected to succeed those directors whose terms expire shall be elected for terms of office to expire at the third succeeding annual meeting of stockholders after their respective elections.

SECTION 3.3.        Vacancies, Additional Directors and Removal From Office. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship. Any director so chosen shall hold office for the unexpired term of his or her predecessor in his or her office and until his or her successor shall be elected and qualified, unless sooner displaced. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

SECTION 3.4.        Regular Meetings. A regular meeting of the Board of Directors shall be held each year, without notice other than this bylaw provision, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held during each year, at such time and place as the Board of Directors may from time to time provide, either within or without the State of Nevada, without other notice.

SECTION 3.5.        Special Meeting. A special meeting of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two (2) directors. The Chairman of the Board or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Nevada, as the place for holding such meeting.

SECTION 3.6.        Notice of Special Meeting. Written notice of special meetings of the Board of Directors shall be given to each director at least twenty-four (24) hours prior to the time of a special meeting.  Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting solely for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given with respect to any matter when notice is required by the NRS.

SECTION 3.7.        Quorum. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by the NRS, by the Articles of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present.

SECTION 3.8.        Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all (or such lesser proportion as may be permitted by the NRS) of the members of the Board of Directors or of such committee, as the case may be. Evidence of any consent to action under this Section 3.8 may be provided in writing, including electronically via email or facsimile.

SECTION 3.9.        Meeting by Communications Equipment. Any action required or permitted to be taken by the Board of Directors or any committee thereof may be taken by means of a meeting by telephone conference or similar communications method so long as all persons participating in the meeting can hear each other. Any person participating in such meeting shall be deemed to be present in person at such meeting.

SECTION 3.10.      Compensation. Directors, as such, may receive reasonable compensation for their services, which shall be set by the Board of Directors or a committee thereof, and expenses of attendance at each regular or special meeting of the Board of Directors; provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving additional compensation therefor. Members of special or standing committees may be allowed like compensation for their services on committees.

ARTICLE 4

COMMITTEES OF DIRECTORS

SECTION 4.1.        Generally. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one (1) or more additional special or standing committees, each such additional committee to consist of one (1) or more of the directors of the Corporation. Each such committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the Corporation as may be provided in such resolution or in the committee charter, except as delegated by these bylaws or by the Board of Directors to another standing or special committee or as may be prohibited by law.

SECTION 4.2.        Committee Operations. A majority of a committee shall constitute a quorum for the transaction of any committee business. Such committee or committees shall have such name or names and such limitations of authority as provided in these bylaws or as may be determined from time to time by resolution adopted by the Board of Directors. The Corporation shall pay all expenses of committee operations. The Board of Directors may designate one (1) or more appropriate directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any members of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another appropriate member of the Board of Directors to act at the meeting in the place of any absent or disqualified member.

SECTION 4.3.        Minutes. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Corporation’s Secretary, any Assistant Secretary or any other designated person shall (a) serve as the Secretary of the special or standing committees of the Board of Directors of the Corporation, (b) keep regular minutes of standing or special committee proceedings, (c) make available to the Board of Directors, as required, copies of all resolutions adopted or minutes or reports of other actions recommended or taken by any such standing or special committee and (d) otherwise as requested keep the members of the Board of Directors apprised of the actions taken by such standing or special committees.

ARTICLE 5

NOTICE

SECTION 5.1.        Methods of Giving Notice.

SECTION 5.1.1.          Notice to Directors or Committee Members. Whenever under the provisions of the NRS, the Articles of Incorporation or these bylaws, notice is required to be given to any director or member of any committee of the Board of Directors, personal notice is not required but such notice may be (a) given in writing and mailed to such director or member, (b) sent by electronic transmission (including via e-mail) to such director or member, or (c) given orally or by telephone; provided, however, that any notice from a stockholder to any director or member of any committee of the Board of Directors must be given in writing and mailed to such director or member and shall be deemed to be given upon receipt by such director or member. If mailed, notice to a director or member of a committee of the Board of Directors shall be deemed to be given when deposited in the United States mail first class, or by overnight courier, in a sealed envelope, with postage thereon prepaid, addressed, to such person at his or her business address. If sent by electronic transmission, notice to a director or member of a committee of the Board of Directors shall be deemed to be given if by (i) facsimile transmission, when receipt of the fax is acknowledged, (ii) electronic mail, when directed to an electronic mail address of the director or member and receipt is acknowledged, (iii) a posting on an electronic network together with a separate notice to the director or member of the specific posting, upon the later of (1) acknowledgement of receipt and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the director or member.

SECTION 5.1.2.          Notice to Stockholders. Whenever under the provisions of the NRS, the Articles of Incorporation or these bylaws, notice is required to be given to any stockholder, personal notice is not required but such notice may be given (a) in writing and mailed to such stockholder or (b) by a form of electronic transmission consented to by the stockholder to whom the notice is given. If mailed, notice to a stockholder shall be deemed to be given when deposited in the United States mail in a sealed envelope, with postage thereon prepaid, addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation. If sent by electronic transmission, notice to a stockholder shall be deemed to be given if by (i) facsimile transmission, when directed to a number at which the stockholder has consented to receive notice, (ii) electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice, (iii) a posting on an electronic network together with a separate notice to the stockholder of the specific posting, upon the later of (1) such posting and (2) the giving of the separate notice (which notice may be given in any of the manners provided above), or (iv) any other form of electronic transmission, when directed to the stockholder.

SECTION 5.2.        Written Waiver. Whenever any notice is required to be given by the NRS, the Articles of Incorporation or these bylaws, a waiver thereof in a signed writing or sent by the transmission of an electronic record attributed to the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

SECTION 5.3.        Consent. Whenever all parties entitled to vote at any meeting, whether of directors or stockholders, consent, either by a writing on the records of the meeting or filed with the Secretary, or by presence at such meeting and oral consent entered on the minutes, or by taking part in the deliberations at such meeting without objection, the actions taken at such meeting shall be as valid as if had at a meeting regularly called and noticed. At such meeting any business may be transacted which is not excepted from the written consent or to the consideration of which no objection for lack of notice is made at the time, and if any meeting be irregular for lack of notice or such consent, provided a quorum was present at such meeting, the proceedings of such meeting may be ratified and approved and rendered valid and the irregularity or defect therein waived by a writing signed by all parties having the right to vote thereat. Such consent or approval, if given by stockholders, may be by proxy or power of attorney, but all such proxies and powers of attorney must be in writing.

ARTICLE 6

OFFICERS

SECTION 6.1.        Officers. The officers of the Corporation shall include the Chairman of the Board, Chief Executive Officer, Chief Financial Officer and President, as elected or appointed by the Board of Directors, may include the Secretary and Treasurer, as elected or appointed by the Board of Directors, Chairman of the Board or President, may further include, without limitation, such other officers and agents, including, without limitation, one or more Vice Presidents (any one or more of which may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President or such other title as may be determined b the Board of Directors), Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as the Board of Directors, Chairman of the Board or President deem necessary and elect or appoint.  All officers of the Corporation shall hold their offices for such terms and shall exercise such powers and perform such duties as prescribed by these bylaws, the Board of Directors, Chairman of the Board or President, as applicable. Any two (2) or more offices may be held by the same person. The Chairman of the Board shall be elected from among the directors. With the foregoing exception, none of the other officers need be a director, and none of the officers need be a stockholder of the Corporation. Notwithstanding anything herein to the contrary, the Board of Directors may delegate to any officer of the Corporation the power to appoint other officers and to prescribe their respective duties and powers.  Initially the officers of the Corporations shall include the Chairman of the Board, President, Chief Executive Officer and Chief Financial Officer.  The Secretary and assistant officers shall not be deemed to be executive officers pursuant to Item 401 of Regulation S-K of the SEC unless the Board of Directors otherwise determined with respect to any specific individual.

SECTION 6.2.        Election and Term of Office. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors. Nothing in these bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

SECTION 6.3.       Resignation of Officers.  Any executive officer or other officer or agent may resign at any time by giving written notice to the Corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6.4.       Vacancies. Any vacancy occurring in any required office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.5.       Compensation. The compensation of the executive shall be determined by the Board of Directors or a designated committee thereof or in accordance with procedures established by the Board of Directors or a committee thereof. No officer who is also a director shall be prevented from receiving such compensation by reason of his or her also being a director.

SECTION 6.6.       Chairman of the Board. The Chairman of the Board of Directors (if there be such an officer appointed) shall, when present, preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time.

SECTION 6.7.       Chief Executive Officer.  The Chief Executive Officer shall be and shall act as the chief executive officer of the Corporation and shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless a Chairman of the Board of Directors other than the Chief Executive Officer has been appointed and is present. In addition to acting as the chief officer in charge of the day to day functions of the Company, the Chief Executive Officer shall perform such other duties and have such other powers as the Board of Directors may designate from time to time.

SECTION 6.8.       President.  The President shall have such senior executive duties as shall be assigned to him by the Board of Directors.  If the President is not also the Chief Executive Officer, the President shall report to the Chief Executive Officer.

SECTION 6.9.       Vice Presidents.  The Vice-Presidents, in the order of their seniority, may assume and perform such duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.     Chief Financial Officer.   The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner, and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors. The Chief Financial Officer shall perform all other duties commonly incident to his office and shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time consistent with the duties of the Chief Financial Officer.

SECTION 6.11.     Secretary.  The Secretary, who, unless the Board of Directors otherwise determines, is not an executive officer of the Corporation, perform such duties shall attend all meetings of the stockholders and of the Board of Directors and any committee thereof, and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice, in conformity with these bylaws, of all meetings of the stockholders, and of all meetings of the Board of Directors and any Committee thereof requiring notice. The Secretary shall perform such other duties and have such other powers as the Board of Directors shall designate from time to time. The Chief Executive Officer may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer shall designate from time to time.

SECTION 6.10.     Treasurer. The Treasurer, if any, shall have charge and custody of all moneys, stocks, bonds, notes and other securities owned or held by the Corporation, except those held elsewhere at the direction of the Chief Executive Officer or the Board.  He shall perform all duties and have all powers incident to the office of Treasurer and shall perform such other duties as shall be assigned to him by the Board, the Chief Executive Officer and the Chief Financial Officer.  The Treasurer may be assisted by one or more Assistant Treasurers, and the Treasurer shall report to the Chief Financial Officer or to such other officer as may be designated by the Board or to the Board of Directors, as the Board of Directors shall determine.

ARTICLE 7

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

SECTION 7.1.        Contracts. Subject to the provisions of Section 6.1, the Board of Directors may authorize any officer, officers, agent or agents to enter into any contract or execute and deliver an instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 7.2.        Checks, etc. All checks, demands, drafts or other orders for the payment of money, and notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as shall be determined by the Board of Directors.

SECTION 7.3.        Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Chairman of the Board, the President, the Treasurer or the Chief Financial Officer may be empowered by the Board of Directors to select or as the Board of Directors may select.

SECTION 7.4.        Voting of Securities Owned by Corporation. All stock and other securities of any other Corporation owned or held by the Corporation for itself, or for other parties in any capacity, and all proxies with respect thereto shall be executed by the person authorized to do so by resolution of the Board of Directors or, in the absence of such authorization, by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President.

ARTICLE 8

SHARES OF STOCK

SECTION 8.1.        Issuance. Each stockholder of this Corporation shall be entitled to a certificate or certificates showing the number of shares of stock registered in his or her name on the books of the Corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the Corporation as they are issued. They shall exhibit the holder’s name and the number of shares and shall be signed by the Chairman of the Board and the President or such other officers as may from time to time be authorized by resolution of the Board of Directors. Any or all the signatures on the certificate may be a facsimile. The seal of the Corporation shall be impressed, by original or by facsimile, printed or engraved, on all such certificates. In case any officer who has signed or whose facsimile signature has been placed upon any such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such officer had not ceased to be such officer at the date of its issue. If the Corporation shall be authorized to issue more than one (1) class of stock or more than one (1) series of any class, the designation, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class of stock; provided that except as otherwise provided by the NRS, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish to each stockholder who so requests the designations, preferences and relative participating, option or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and rights. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed or mutilated certificate a new certificate (or uncertificated shares in lieu of a new certificate) may be issued therefor upon such terms and with such indemnity, if any, to the Corporation as the Board of Directors may prescribe. In addition to the above, all certificates (or uncertificated shares in lieu of a new certificate) evidencing shares of the Corporation’s stock or other securities issued by the Corporation shall contain such legend or legends as may from time to time be required by the NRS.

SECTION 8.2.        Lost Certificates. The Board of Directors may direct that a new certificate or certificates (or uncertificated shares in lieu of a new certificate) be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates (or uncertificated shares in lieu of a new certificate), the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his or her legal representative, to advertise the same or certify to that fact, in such manner as it shall require or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed, or both.

SECTION 8.3.        Transfers. In the case of shares of stock represented by a certificate, upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of shares shall be made only on the books of the Corporation by the registered holder thereof, or by his or her attorney thereunto authorized by power of attorney and filed with the Secretary of the Corporation or the transfer agent.

SECTION 8.4.        Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

SECTION 8.5.        Uncertificated Shares. The Board of Directors may approve the issuance of uncertificated shares of some or all of the shares of any or all of its classes or series of capital stock.

ARTICLE 9

DIVIDENDS

SECTION 9.1.        Declaration. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of capital stock, unless otherwise authorized in the Articles of Incorporation.

SECTION 9.2.        Reserve. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE 10

INDEMNIFICATION

SECTION 10.1.      General.  The Corporation shall provide indemnification to its directors and officers to the maximum extent permitted by law.  The Corporation shall pay advancements of expenses in advance of the final disposition of the action, suit, or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount even if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

SECTION 10.2.      Indemnity Not Exclusive. The indemnification and advancement of expenses authorized herein or ordered by a court shall not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his or her official capacity or an action in another capacity while holding his or her office, except that indemnification, unless ordered by a court pursuant to or for the advancement of expenses, may not be made to or on behalf of any director or officer if a final adjudication establishes that his or her acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action. The indemnification and advancement of expenses shall continue for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

SECTION 10.3.      The Corporation. For purposes of this Article 10, references to “the Corporation” shall include, in addition to the Corporation, United American Healthcare Corporation, a Michigan corporation which was converted into this Corporation by the filing of a certificate of conversion with the Secretary of State of the State of Michigan and the article of conversion with the Secretary of State of the State of Nevada (the “Predecessor”). Accordingly, any person who is or was a director, officer, employee or agent of the Predecessor, or is or was serving at the request of the Predecessor as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under and subject to the provisions of this Article 10 as he would if the foregoing were on behalf of the Corporation.

ARTICLE 11

MISCELLANEOUS

SECTION 11.1.      Books. The books of the Corporation may be kept within or without the State of Nevada (subject to any provisions contained in the NRS) at such place or places as may be designated from time to time by the Board of Directors.

SECTION 11.2.      Fiscal Year. The fiscal year of the Corporation shall be such fiscal year as may be designated by the Board of Directors.  Initially the fiscal year of the Corporation shall be the calendar year.

SECTION 11.3.      Certain Acquisitions. The provisions of NRS 78.378 to NRS 78.3793 shall not apply to the Corporation.

ARTICLE 12

AMENDMENT

SECTION 12.1.  Subject to the laws of the State of Nevada, (i) these bylaws may be repealed, altered or amended or new bylaws adopted at any meeting of the stockholders, either annual or special, by the affirmative vote of at least 80% of the stock entitled to vote at such meeting, unless a larger vote is required by these bylaws or the Articles of Incorporation, and (ii) the Board of Directors may, by majority vote of those present at any meeting at which a quorum is present, alter, amend or repeal these bylaws, or enact such other bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation.